UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 27, 2017 (March 27, 2017)

AMERICAN EDUCATION CENTER, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA	333-201029	38-3941544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Wall Street, 8th Fl. New York, NY, 10005
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code (212) 825-0437

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 27, 2017, the registrant, American Education Center Inc., a Nevada corporation (the “Company”) entered into an amendment (the “Exchange Amendment”) to that certain Share Exchange Agreement with AEC Southern Management Co., LTD, a company formed pursuant to the laws of England and Wales (the “Acquiree Company”), Ye Tian (“Tian”), Rongxia Wang (“Wang”) (Tian and Wang are the owners of record of 100% of Acquiree Company) and Yangying Zou (“Zou”) (the “Exchange Agreement”). Tian, Wang and Zou are referred hereinafter collectively as Shareholders and each, a Shareholder. All capitalized terms not defined herein shall have the meanings set forth in the Exchange Amendment and Exchange Agreement.

As more fully set forth in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on November 12, 2016 (the “2016 Form 8-K”), and pursuant to the Exchange Agreement, effective on November 8, 2016, Tian and Wang transferred 10,000 shares of ordinary shares representing 100% of the issued and outstanding ordinary shares of Acquiree Company, in exchange for an aggregate of 1,500,000 shares of Acquiror Company’s common stock (the “Acquiror Company Exchange Shares”). The transaction described in this paragraph herein is referred hereinafter as the Share Exchange Transaction, which was closed on the same day (the “Closing Date”).

Pursuant to the Exchange Amendment, the Share Exchange Transaction is now amended to take effect on October 31, 2016 and the Closing Date of the Share Exchange Transaction is amended to be on October 31, 2016. The Exchange Amendment does not amend or otherwise modify the terms and conditions of the Share Exchange Transaction.

The foregoing description of the Exchange Amendment is qualified in its entirety by reference to the full text thereof, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Report is incorporated herein by reference in response to this Item 2.01.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits.

10.1	Amendment to Share Exchange Agreement dated March 27, 2017 by and among American Education Center Inc., AEC Southern Management Co., LTD., Ye Tian, Rongxia Wang, and Yangying Zou.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EDUCATION CENTER, INC.

Dated: March 27, 2017
	By:	/s/ Jay F. McKeage
	Name:	Jay F. McKeage
	Title:	Chief Executive Officer